Supplement dated October 22, 2024 to the Prospectus for
The LBL Advantage Variable Annuity
Issued by
LINCOLN BENEFIT LIFE COMPANY

This supplement contains information about changes to certain Morgan Stanley Variable Insurance Funds available in your variable Annuity contract (“Contract”) issued by Lincoln Benefit Life Company.
Morgan Stanley Variable Insurance Fund Closure

Effective at the close of business December 4, 2024 (the “Closure Date”), the Sub-account investing in the following Portfolio will be closed and will no longer be available as a variable investment option in your Annuity. As of the Closure Date, no additional Purchase Payments or requests for transfers of Account Value into the following Portfolio will be accepted from new or existing contract Owners.

•Morgan Stanley VIF U.S. Real Estate Portfolio - Class II

Morgan Stanley Variable Insurance Fund Liquidation

Effective at the close of business December 6, 2024 (the “Liquidation Date”), the following Portfolio will be liquidated, and any Account Value allocated to the Liquidating Portfolio will be transferred to the Sub-account investing in the Default Portfolio as listed below. After the Liquidation Date, all references to the Liquidating Portfolio in your Prospectus will be deleted.

Liquidating Portfolio	Default Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio - Class II	Fidelity® VIP Government Money Market Portfolio – Initial Class

After the Liquidation Date, the Liquidating Portfolio will no longer exist and, unless we are instructed otherwise, any outstanding instruction we have on file that designates the Liquidating Portfolio will be deemed instruction for the Default Portfolio. This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

You can transfer out of the Liquidating Portfolio into an investment option available in your Annuity at any time prior to the Liquidation Date free of charge and such transfer will not count as one of your annual free transfers under your Annuity. Also, for a period of 90 days after the Liquidation Date, any Account Value that was transferred to the Default Portfolio due to the liquidation can be transferred into an investment option available in your Annuity free of charge and will not count as one of your annual free transfers under your Annuity. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

Additionally, if the Liquidating Portfolio is part of an asset allocation model or certain benefit options for your Contract, you may need to make a new election of an available Portfolio within the asset allocation model or benefit option in your Contract following the Liquidation Date. You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.
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